SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: June 20, 2001
HOUSEHOLD HOME EQUITY LOAN TRUST 1995-2 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	0-20695 (Commission File Number of Registrant)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)		60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99

Monthly Servicing Report to Trustee dated June 20, 2001 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A Certificates, Series 1995-2.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD HOME EQUITY LOAN TRUST 1995-2 (Registrant)

By: /s/ J. W. Blenke J. W. Blenke Authorized Representative
Dated: June 29, 2001

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EXHIBIT INDEX

Exhibit Number		Exhibit
99

Monthly Servicing Report to Trustee dated June 20, 2001 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A Certificates, Series 1995-2.

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